UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of Earliest event reported): March 1, 2001

                            CIRCUIT SYSTEMS, INC.
                            ---------------------
             Exact name of registrant as specified in its charter

         Illinois                      0-15047            36-2663010
         --------                      -------            ----------
 (State or other jurisdiction     (Commission File       (IRS Employer
     of incorporation)                 Number)        Identification Number)

                            2350 East Lunt Avenue,
                      Elk Grove Village, Illinois 60007

                                 847-439-1999
              Registrant's telephone number, including area code

                                     N/A
                                     ---
           (Former name or former address, if changed since last report)


 ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

           Not Applicable.


 ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

           On November 2, 2000, Circuit Systems of Tennessee, L.P. ("CST"), a wholly-owned subsidiary of Registrant, sold substantially all of its equipment, free and clear of all liens, claims, interests and encumbrances pursuant to Sections 363 (b), (f) and (m) of the Bankruptcy Code, to Dynacircuits, L.L.C. ("DLLC") for $3,150,000.00, on an "as is" "where is" basis. DLLC did not assume any of CST's liabilities. The sale was made pursuant to Order of the Bankruptcy Court entered on October 25, 2000, following a Notice of Sale of Assets, and Opportunity to Submit Competing Bids.

           On December 18, 2000, the Registrant sold the premises located at 896 Anita Avenue, Antioch, Illinois ("Antioch Real Property"), free and clear of all liens, claims, interests and encumbrances pursuant to Sections 363 (b), (f) and (m) of the Bankruptcy Code, to SEJASMI Corp. ("SEJASMI") for $575,000.00, on an "as is" "where is" basis. The sale was made pursuant to Order of the Bankruptcy Court entered on November 29, 2000, following a Notice of Sale of Antioch Real Estate, and Opportunity to Submit Competing Bids.

           On February 1, 2001, CST sold the premises located at 1515 Industrial Drive, Greeneville, Tennessee ("Tennessee Real Property") free and clear of all liens, claims, interests and encumbrances pursuant to Sections 363 (b), (f) and (m) of the Bankruptcy Code, to Protective Life Insurance Company, as Special Servicer for LaSalle National Bank, as Trustee for Registered Holders of Protective Commercial Mortgage FASIT Master Trust, Commercial Mortgage FASIT Certificates Series I ("Protective Life") for a credit bid of $2,513,881.31, representing all principal, interest and attorneys' fees due and owing as of the date of the Sale Motion. Protective Life acquired the Tennessee Real Property on an "as is" "where is" basis. The sale was made pursuant to Order of the Bankruptcy Court entered on December 20, 2000, following a Notice of (i) Sale of Tennessee Real Property, and Opportunity to Submit Competing Bids; and (ii) Approval of Letter Agreement Between CSI, CST and Protective Life.

           On March 6, 2001, Infovision, Inc., the Registrant's wholly-owned subsidiary, sold substantially all of its assets ("Assets"), free and clear of all liens, claims, interests and encumbrances pursuant to Sections 363
 (b), (f) and (m) of the Bankruptcy Code, to SEJASMI Corp. ("SEJASMI") for $1,750,000.00, on an "as is" "where is" basis. The sale was made pursuant to Order of the Bankruptcy Court entered on December 18, 2000, following a Notice of Sale of Assets, and Opportunity to Submit Competing Bids.


 ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

           On September 5, 2000 the Registrant and its subsidiaries filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code and currently is operating as a "Debtor in Possession." On January 31, 2001 the Registrant filed a Joint Plan of Reorganization of Circuit Systems, Inc., Circuit Systems of Tennessee, L.P., SVPC Circuit Systems, Inc. and Infovision, Inc. On March 9, 2001, the Company announced a Plan of Reorganization would not be prosecuted and that it would wind-down its operations and liquidate its assets.


 ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           Not Applicable.


 ITEM 5.   OTHER EVENTS.

           See press release dated March 9, 2001 attached as an Exhibit hereto.


 ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           R. Alan Cuthbertson, Gary R. Fairhead and C. Joseph Incrocci resigned on February 22, 2001, and D. S. Patel and Tribhovan M. Patel resigned on February 28, 2001.


 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

           The following Exhibit is attached:

                A.  Press Release dated March 9, 2001

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorize.

      Date:          March 15, 2001

                                         Circuit Systems,  Inc.
                                         --------------------------
                                                (Registrant)

                                         /s/ Thomas W. Rieck
                                         --------------------------
                                         Thomas W. Rieck, Secretary